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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 2003


                          Citizens Banking Corporation
             (Exact name of registrant as specified in its charter)


                                    Michigan
                 (State or other jurisdiction of incorporation)


        000-10535                                        38-2378932
(Commission File Number)                       (IRS Employer Identification No.)

                328 South Saginaw Street, Flint, Michigan 48502
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (810) 766-7500

                                 Not Applicable
         (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure.

         On June 30, 2003, Citizens Banking Corporation issued a press release announcing the completion of a trust preferred pooled transaction. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits


Exhibit 99.1:     June 30, 2003 press release


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 30, 2003                            CITIZENS BANKING CORPORATION


                                              /s/ Thomas W. Gallagher
                                              ----------------------------------
                                              By: Thomas W. Gallagher
                                              Its: Senior Vice President



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                                 EXHIBIT INDEX


Number                     Description

99.1              June 30, 2003 press release








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